UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2015

COMPETITIVE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

              333-76630                                                                                65-1146821

(Commission File Number)                                             (I.R.S. Employer Identification No.)

19206 Huebner Road, Suite 202, San Antonio, Texas                                              78258

(Address of principal executive offices)                                                          (Zip Code)

                                                            (210) 233-8980

(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_]  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2015, Mr. Robert Merola notified the Company that he will resign as a director and Chief Technical Officer of Competitive Companies, Inc., a Nevada corporation (the "Company"), and as a director and Chief Technical Officer of Wytec International, Inc., a Nevada corporation ("Wytec"), effective on August 25, 2015.  Each of the Company and Wytec accepted Mr. Merola's resignation.  Mr. Merola resigned voluntarily for personal reasons, but has agreed to perform consulting services for the Company from time to time on a standby basis to assist the Company in the future when needed.  Neither the Company nor Wytec has identified a replacement to fill the vacancy on the Board of Directors or as an officer created by Mr. Merola's resignation.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(d)        Exhibits

99.1      Resignation Notice from Robert Merola, dated August 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMPETITIVE COMPANIES, INC.

(Registrant)

Date: August 18, 2015

/s/ William H. Gray

William H. Gray, Chief Executive Officer